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                        SECOND AMENDMENT TO LOAN AGREEMENT


          This amendment to Loan Agreement ("Second Amendment") is made as November 26, 1997 by and among the following parties:

          Bank of America National Trust and Savings Association ("Bank of America") and "Lender")

          Bank of America National Trust and Savings Association, in its capacity as Agent ("Agent")

          Northwest Pipe Company, an Oregon corporation (a "Borrower")

          Thompson Pipe and Steel Company, a Colorado corporation (a "Borrower")

          Thompson Steel Pipe Company, a Delaware corporation (a "Borrower")

                                      RECITALS

     A. Borrowers, Lender and Agent have executed a Loan Agreement dated as of October 20, 1997 (the "Loan Agreement"). Article 9 of the Loan Agreement describes Lender's duty to issue certain letters of credit. Among the letters of credit contemplated by Article 9 of the Loan Agreement are two letters of credit to be substituted for letters of credit issued by Dai-Ichi Kangyo Bank, Ltd. which are numbers SDC-023600 and SDC-023595 (the "Dai-Ichi Letter of Credit").

     B. Because of the time involved in obtaining consent of the beneficiaries, Bank of America presently is unable to provide the letters of credit to substitute for the Dai-Ichi Kangyo Bank, Ltd. as contemplated by
Article 9 to the Loan Agreement. The Dai-Ichi Kangyo Bank, Ltd. letters of credit referred to in this section are guaranteed by CIT Group/Business Credit, Inc. ("CIT").

     C. The parties executed a First Amendment to Loan Agreement and Agreement with respect to Letters of Credit under Reimbursement Agreement as of October 20, 1997 (the "First Amendment").

          Therefore, in consideration of the promises and mutual covenants contained herein, the parties agree as follows:

          Bank of America will issue back-up standby letters of credit equaling 105% of the outstanding amount of the Dai-Ichi Letters of Credit. Such back-up standby letter of credit (the "Back-Up Letter of Credit") will be issued in favor of CIT as contemplated by Section 2 of the First Amendment.


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          Borrowers agree to fully reimburse Agent for all amounts paid by Agent under, or in respect of, any Back-Up Letter of Credit issued in favor of CIT and agree to pay interest thereon at the Reference Related Rate then applicable to Revolving Loans as defined in the Loan Agreement from the date Agent makes such payment until the date of reimbursement pursuant to any demand for reimbursement by Agent. Such reimbursement shall be made in immediately available funds at Agent's commercial loan processing center not later than 11:00 a.m. Seattle time one day after Borrowers are first notified by Agent that Agent has made payment under a Back-Up Letter of Credit. In addition, if Agent so elects pursuant to the terms of Section 7.2 of the Loan Agreement following the occurrence of an Event of Default, the face amount of such Back-Up Letter of Credit shall become immediately due and payable. If Borrowers shall default in their obligations to reimburse Agent or make any other payment required hereunder, interest shall accrue on the unpaid amount thereof at a per annum rate equal to three percent (3%) above the Reference Related Rate changing as such Reference Related Rate changes from the date such amount becomes due and payable until payment in full by Borrowers. Interest on such unpaid amounts shall be calculated on the basis of 360 days and shall be payable on demand.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.


               BORROWERS:     NORTHWEST PIPE COMPANY

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------
                              Address:  12005 N. Burgard
                                        Portland, OR  97203
                                        Fax No. (503) 240-6615


                              THOMPSON PIPE AND STEEL COMPANY

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------
                              Address:  12005 N. Burgard
                                        Portland, OR  97203
                                        Fax No. (503) 240-6615


                              THOMPSON STEEL PIPE COMPANY

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------


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                              Address:  12005 N. Burgard
                                        Portland, OR  97203
                                        Fax No. (503) 240-6615

               LENDER:        BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------
                              Address:  Commercial Banking
                                        121 S.W. Morrison Street
                                        Suite 1700
                                        Portland, OR  97204
                                        Fax No. (503) 275-1391
                                        Attn:  Robert L. Countryman


               AGENT:         BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:
                                  -----------------------------------
                              Its:
                                  -----------------------------------
                              Address:  Agency Services
                                        701 Fifth Avenue, Floor 16
                                        Seattle, WA  98104
                                        Fax No. (206) 358-0971
                                        Attn:  Dora A. Brown


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